UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2014

PREMIER HOLDING CORP.

(Name of small business issuer specified in its charter)

Nevada	000-53824	88-0344135
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

1382 Valencia, Unit F, Tustin, CA 92780

(Address of principal executive offices)

(former name or former address, if changed since last report)

(949) 260-8070

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c

Item 2.01       Completion of Acquisition or Disposition of Assets

On October 22, 2014, PREMIER HOLDING CORPORATION, a Nevada corporation (“Premier”) completed its acquisition of 85% of the membership interests of Lexington Power & Light, LLC (“LP&L”) from its owners. See Form 8-K filed October 27, 2014.

Item 5.02       Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Despite his election on October 22, 2014 to fill one vacancy on Premier’s board of directors, Larry Hutcher did not accept the position and Larry Hutcher is not a director of Premier.

Item 9.01       Financial Statements and Exhibits

By this amendment, the financial statements required by this item are filed.

No.	Title
10.1	Membership Purchase Agreement for Lexington Power & Light*
99.1	Financial Statements of Lexington Power & Light for years ended December 31, 2013 and 2012
99.2	Financial Statements of Lexington Power & Light for periods ended September 30, 2014 and 2013
99.3	Pro Forma Consolidation as of the period ended September 30, 2014

* incorporated by reference from the Form 8-K Report of September 9, 2014 filed on September 15, 2014.

Investors are encouraged to read and understand the Company’s filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIER HOLDING CORP.

	By:	/s/ Randall Letcavage
Randall Letcavage
Principal Executive Officer
Date: January 13, 2015